Item 1: Report to Shareholders

Global Technology Fund	June 30, 2007

The views and opinions in this report were current as of June 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Science and technology stocks produced solid results in the first half of 2007. Economies around the world appeared healthy, and the start of some previously delayed product cycles is boosting the technology sector. These cycles should advance technology companies’ fortunes for the remainder of 2007 and well into 2008. U.S. technology stocks performed better than their foreign counterparts. After a very strong performance at the end of last year, technology stocks in a number of emerging markets struggled. When stock markets are strong, technology stocks generally outperform the overall market; when markets are weak, technology stocks generally underperform. It appears this pattern may be playing out this year.

HIGHLIGHTS

• A healthy global economy and the start of several new product cycles helped science and technology stocks produce solid returns in the first half of 2007.

• For the six-month period, returns for the Global Technology Fund generated strong returns and beat its MSCI index but trailed its Lipper peer group.

• Strong selection of software and digital media stocks helped performance, but stock selection outside the U.S. was weak.

• Improved fundamentals, new product cycles, and strong seasonal sales should support technology stock performance for the remainder of the year.

Your fund finished the six-month period ended June 30, 2007, with a gain of 9.84%, better than the overall market and the MSCI AC World Index–Information Technology, which tracks technology stocks in various international markets. But the fund lagged the Lipper Science & Technology Funds Index. For the one-year period, the fund gained 24.28%, well ahead of the Lipper Science & Technology Funds Index but slightly behind the MSCI index. Our selection of software and digital media stocks, particularly Internet companies, was strong, but our stock selection outside the U.S. was weak.

MARKET ENVIRONMENT

The U.S. equity markets performed well in the first half of 2007, with technology stocks generally outperforming the overall market. The markets faced a minor correction in late February, initiated by a sell-off in the Chinese stock market, but rebounded with a strong finish to the first half. The U.S. market has been able to shrug off rising oil prices and bond yields, weak housing data, and fears of mortgage defaults in the subprime mortgage market. The U.S. dollar continued to depreciate versus most world currencies—losing significant ground versus the euro, British pound sterling, and the Indian rupee but gaining against the Japanese yen. Technology stock valuations have certainly moved higher since mid-2006 but are still below historical levels established during past periods of strong technology sector performance. As a result, they still look attractive in some business segments and in countries like Taiwan.

Many of the product cycles behind our investment strategies gained momentum in the first half of 2007. Microsoft released Vista, its long-awaited new operating system, in the first quarter, and three new gaming platforms—Sony PS3, Microsoft’s Xbox 360, and Nintendo’s Wii—are now on the market. Adobe Systems released its latest software package called Creative Suite 3, and Apple released the iPhone just at the end of the first half. In addition, the global merger and acquisition frenzy extended into the technology sector, and a number of the fund’s holdings were acquired during the last six months. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Seasonality is a significant factor in technology stock performance. Since consumers buy more electronics around the traditional holiday season and corporate information technology spending is concentrated in the second half of the calendar year, technology sector’s revenues and profits usually rise in the last two quarters. This year marks only the second year in the last eight in which technology stocks outperformed the market in the first half. In the last eight of nine years, technology stocks have outperformed the general market during the second half of the calendar year. Despite the strong year-to-date performance, there are several reasons to believe technology stocks will continue to outperform the market in the second half of 2007. First, technology company earnings are expected to grow faster than the general market during the remainder of this year and into next year. Second, an acceleration of the major technology product cycles should improve investor sentiment for technology stocks. Third, the historical pattern of technology purchases mentioned earlier—a concentrated burst of technology spending around the holidays and business delaying its spending until late in the year—is still in place and should support technology stock performance.

We believe that successful investments in the technology sector involve correctly identifying product and technology adoption cycles and then investing in the companies that provide the best products or are well positioned to take advantage of the cyclical growth opportunities. As we have highlighted in past letters, we believe there are several major longer-term global technology cycles under way that offer appealing investment opportunities. Among these are digital media replacing analog in consumer devices, online advertising becoming a major marketing medium, outsourcing of business processes and IT development to India, adoption of advanced communications technology in emerging markets, and proliferation of broadband distribution in the wireline and wireless universes. We have positioned the portfolio to take advantage of these longer-term secular growth trends.

PORTFOLIO REVIEW

Heading into the second half of 2007, the fund remains broadly diversified geographically and across the principal segments of the technology sector. As of June 30, 2007, hardware and telecommunications equipment represented 35% of the fund, semiconductors 24%, software 18%, and media 10%, with the remaining 13% in IT services and other companies. From a geographical perspective, the U.S. represented 67% of assets, the Pacific Rim 18%, Europe 5%, Japan 4%, and the remaining 6% from the Middle East and the Americas outside of the U.S.

The software sector was the most significant positive contributor to the fund during this reporting period. Our video game software investments all had healthy first halves, including Ubisoft (France), Gameloft (France), and Activision (U.S.). We believe the video game software sector offers attractive investment opportunities because gaming software companies will be able to take advantage of incremental revenue drivers imbedded in these next-generation gaming platforms that did not exist in the previous generations. Other notable software contributors included Autodesk (U.S.) and Salesforce.com (U.S.).

The digital media sector also boosted returns, particularly our investment in aQuantive (U.S.), for which Microsoft paid an 85% premium. A number of our long-held Internet holdings—Yahoo! (U.S.), Google (U.S.), and Tencent (China)—also had strong first halves. The fund added InfoEdge during the first half. InfoEdge is India’s leading online recruiter and is early in developing Web sites for real estate and dating services.

Our stock selection outside of the U.S. was weak during the first half of 2007 owing to the poor performance of a number of large positions. CDNetworks (S. Korea) was the largest detractor. The stock dropped after the company announced plans to compete outside of its South Korean home market and move into the U.S. and Japan. This expansion will require a large capital commitment and puts CDNetworks in competition with well-established businesses. We eliminated this holding but not before it suffered a significant loss. HOYA (Japan) was the other big detractor. HOYA’s stock slipped after the company announced it was attempting to acquire Pentax. While we are not big fans of the Pentax deal, we believe HOYA is a solid company with strong positions in a number of technology end markets. We continue to think that HOYA will be a good long-term investment for the fund.

The approximately 8% appreciation in the rupee against the dollar resulted in poor performance by our Indian IT services companies. The rupee’s appreciation reduces the earnings of the Indian companies because many of their customers pay them in dollars but it must pay its expenses with more valuable rupees. However, we believe that the trend of outsourcing business processes to India has many years of growth ahead, and the fund continues to hold positions in Infosys Technologies (India) and Satyam (India).

The fund’s largest position remains Microsoft (U.S.). We believe that Microsoft has compelling product cycles over the next few years. The Vista operating system was released to consumers earlier this year and should drive a multiyear personal computer upgrade cycle. We increased the fund’s weighting in stocks that should benefit from the PC replacement cycle and added Hewlett-Packard (U.S.) and Dell (U.S.) as new positions. We also added stocks in the hard disk drive industry, including Seagate (U.S), the largest provider of hard disk drives, and Nidec (Japan), a maker of hard disk drive motors. The fund has also augmented long-held positions in PC component and manufacturing companies, such as Hon Hai Precision (Taiwan), the world’s largest contract manufacturer of personal computers and electronic products; Delta Electronics (Taiwan), a provider of power supplies for PCs; and Intel (U.S.), the world’s largest microprocessor manufacturer.

We are excited about the next-generation video game console cycle. The fund is primarily invested in video game software designers, and we maintained our long-held positions in Ubisoft (France) and Activision (U.S). We increased this bet by adding software designers Electronic Arts (U.S) and Gameloft (France) during the first half. With the tremendous success of the Wii, not owning Nintendo (Japan) was a big miss, but we did add Foxconn (Taiwan), an outsourced manufacturer of technology hardware, including the Wii.

OUTLOOK

Our outlook on the second half of 2007 is positive. We are confident that improved technology fundamentals will bring better stock performance for the sector. We see near-term catalysts—the Vista operating system and new video gaming consoles—that should augment technology stocks’ typically strong second-half performance. While there are risks—primarily rising interest rates and energy prices and weak housing and consumer sectors—we believe the fund is well positioned to benefit from the impact of a number of significant technology cycles, from online advertising to the explosion in digital media. These cycles are just starting and should provide the fund with years of long-term growth and investment opportunity.

As always, we appreciate your continued support.

Respectfully submitted,

Jeffrey Rottinghaus

President of the fund and chairman of its Investment Advisory Committee

July 24, 2007

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2007
ERRATUM

Effective May 1, 2007, the fund’s operating policy that sets forth the percentage of the fund’s “total bond assets” that may be invested in noninvestment-grade securities is hereby corrected to remove the word “bond” and refer to “total assets” instead.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper Index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 93.4%		
HARDWARE 18.4%		
Consumer Electronics 1.2%		
Apple (1)	15,000	1,830
		1,830
Enterprise Hardware 12.0%		
Dell (1)	95,000	2,712
Delta Electronics (TWD) (1)	560,000	2,215
EMC (1)	50,000	905
FEI (1)	40,000	1,298
Hewlett-Packard	100,000	4,462
HOYA (JPY)	79,000	2,609
Nidec (JPY)	26,000	1,522
Seagate Technology	70,000	1,524
Sun Microsystems (1)	320,000	1,683
		18,930
Supply Chain/Electronic Manufacturing 5.2%		
Foxconn (HKD) (1)	954,000	2,722
FoxConn Technology (TWD)	209,000	2,512
Hon Hai Precision (TWD)	347,000	3,008
		8,242
Total Hardware		29,002
IT SERVICES 3.5%		
IT Services 3.5%		
Infosys Technologies (INR)	53,000	2,518
Satyam Computer Services (INR)	206,000	2,369
Yucheng Technologies (1)	75,000	580
Total IT Services		5,467

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Non-affiliated companies (cost $134,167)	$	149,513
Affiliated companies (cost $5,280)		5,280
Total investments in securities		154,793
Receivable for investment securities sold		3,819
Receivable for shares sold		319
Dividends and interest receivable		111
Other assets		375
Total assets		159,417
Liabilities		
Payable for investment securities purchased		1,104
Payable for shares redeemed		428
Investment management fees payable		97
Due to affiliates		41
Other liabilities		388
Total liabilities		2,058
NET ASSETS	$	157,359
Net Assets Consist of:		
Undistributed net investment loss	$	(339)
Undistributed net realized loss		(53,838)
Net unrealized gain		15,346
Paid-in capital applicable to 21,362,586 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		196,190
NET ASSETS	$	157,359
NET ASSET VALUE PER SHARE	$	7.37

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Global Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the six months ended June 30, 2007.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2007, approximately 16% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $82,045,000 and $79,464,000, respectively, for the six months ended June 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2007. Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31, of each year as occurring on the first day of the following tax year. Consequently, $491,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2007.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2006, the fund had $62,000,000 of unused capital loss carryforwards, of which $28,418,000 expire in 2009, and $33,582,000 expire in 2010.

At June 30, 2007, the cost of investments for federal income tax purposes was $139,447,000. Net unrealized gain aggregated $15,346,000 at period-end, of which $19,352,000 related to appreciated investments and $4,006,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2007, the fund had no taxes payable attributable to foreign securities, no deferred tax liability attributable to foreign securities, and $2,637,000 of foreign capital loss carryforwards, including $603,000 that expire in 2013, $971,000 that expire in 2014, $916,000 that expire in 2015, and $147,000 that expire in 2016.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2007, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.50%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2009. At June 30, 2007, there were no amounts subject to repayment. For the six months ended June 30, 2007, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2007, expenses incurred pursuant to these service agreements were $63,000 for Price Associates, $159,000 for T. Rowe Price Services, Inc., and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the six months ended June 30, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $180,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at June 30, 2007, and December 31, 2006, was $5,280,000 and $4,961,000, respectively.

As of June 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 539,179 shares of the fund, representing 3% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Technology Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 17, 2007